SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2008

Charter Communications, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or Other Jurisdiction of Incorporation or Organization)

000-27927	43-1857213
(Commission File Number)	(I.R.S. Employer Identification Number)

12405 Powerscourt Drive
St. Louis, Missouri   63131
(Address of principal executive offices including zip code)

(314) 965-0555
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 REGULATION FD DISCLOSURE.

    On May 13, 2008, Charter Communications, Inc. (the “Company”) received a letter from The NASDAQ Stock Market, LLC (“NASDAQ”) advising that, as a result of the Company’s Class A common stock closing at $1.00 per share or more for a minimum of 10 consecutive business days, the Company had achieved compliance with the minimum bid price requirement for continued inclusion on the NASDAQ Global Select Market pursuant to NASDAQ Marketplace Rule 4450(a)(5).

    A copy of the Company’s press release announcing compliance with the minimum bid price requirement is attached hereto as Exhibit 99.1.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

The following exhibits are filed pursuant to Item 7.01:

Exhibit Number	Description

99.1	Press Release dated May 14, 2008. *

* filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Charter Communications, Inc. has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

                      CHARTER COMMUNICATIONS, INC.
                      Registrant

Dated: May 16, 2008

By:/s/ Kevin D. Howard Name: Kevin D. Howard Title: Vice President, Controller and Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated May 14, 2008. *

* filed herewith